UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2006

EXCELLIGENCE LEARNING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-32613	77-0559897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Lower Ragsdale Drive, Monterey, California	93940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (831) 333-2000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 16, 2006, Excelligence Learning Corporation (the “Company”) reported financial and operating results for the first quarter of 2006, as first announced in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, filed with the Securities and Exchange Commission on May 12, 2006. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.

Item 8.01.	Other Events.

The Company also announced in its May 16, 2006 press release that it had filed an initial listing application to The Nasdaq Stock Market, seeking to have its securities re-listed on Nasdaq. Although the Company believes that it currently satisfies all of Nasdaq’s initial listing requirements, there can be no guarantee that Nasdaq’s Listing Qualifications department will grant the Company’s application. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Excelligence Learning Corporation on May 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2006	EXCELLIGENCE LEARNING CORPORATION

	By:	/s/ Ronald Elliott
	Name:	Ronald Elliott
	Title:	Chief Executive Officer